UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Track Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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200 E. 5th Avenue, Suite 100

Naperville, Illinois 60563

(877) 260-2010

February 24, 2022

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Track Group, Inc. (the “Company”). Due to the public health impact of the coronavirus (“COVID-19”) pandemic, and out of concern for the health and safety of our stockholders, directors, and members of management, the Annual Meeting will be held on April 13, 2022 at 11:00 A.M., C.T., in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet by registering at a live webcast https://web.lumiagm.com/258932038. If you plan to participate in the virtual Annual Meeting, please see the “Instructions for the Virtual Annual Meeting” section in the attached Proxy Statement.

Details of the business to be conducted at the Annual Meeting are described in this Proxy Statement. We have also provided a copy of our Annual Report on Form 10-K for the year ended September 30, 2021 (“Annual Report”) along with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

In order for us to have an efficient Annual Meeting, please either submit your vote online by following the instructions on the enclosed proxy card, or sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting during the virtual Annual Meeting. Regardless of whether you plan to attend the Annual Meeting virtually, please read the accompanying Proxy Statement and then submit your vote as promptly as possible. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Guy Dubois

Guy Dubois

Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the virtual Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to vote online or complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote virtually during the Annual Meeting, even if he or she has returned a proxy.

200 E. 5th Avenue, Suite 100

Naperville, Illinois 60563

(877) 260-2010

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Track Group, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), of proxies for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 13, 2022, at 11:00 A.M., C.T., via virtual meeting by accessing https://web.lumiagm.com/258932038 and any adjournment or postponement thereof.

The Proxy Statement, the enclosed proxy card and a copy of our Annual Report on Form 10-K for the year ended September 30, 2021 (the “Annual Report”) are first being mailed to stockholders entitled to vote on or about February 28, 2022.

The proxy materials are also available free of charge on the internet at our website www.trackgrp.com under the Investor Tab.

Instructions for Virtual Annual Meeting

A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and the opportunity to submit questions. To participate in the Annual Meeting webcast, you must register at https://web.lumiagm.com/258932038 by 5:00 P.M. E.T., on April 12, 2022 using your desktop or mobile device.

The Annual Meeting will begin promptly at 11:00 A.M. C.T., on April 13, 2022. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting during the registration process by visiting https://web.lumiagm.com/258932038. The Chairman of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, help and technical support for accessing and participating in the virtual meeting is available at https://go.lumiglobal.com/faq.

Who Can Vote

Stockholders of record at the close of business on February 14, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 11,541,452 shares of common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

How You Can Vote

Stockholders are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the virtual Annual Meeting to vote. Instead, stockholders may submit their vote online by following the instructions on the enclosed proxy card, or by simply completing, signing and returning the enclosed proxy card.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the virtual Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted: (i) FOR the election of three directors nominated by our Board to serve until our 2023 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (ii) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers (the “Say-on-Pay Proposal”); (iii) FOR the adoption of the 2022 Omnibus Equity Incentive Plan; (iv) FOR ratification of the appointment of Eide Bailly, LLP as our independent auditors for the year ended September 30, 2022; and (v) at the discretion of the proxy holders on any other matter that may properly come before the virtual Annual Meeting or any adjournment or postponement thereof.

If a bank, broker or other institution holds your shares, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal.

Brokers and other nominees may vote on “routine” proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those firms. The ratification of the independent registered public accountants, for example, is a routine proposal. Brokers and other nominees may not vote on “non-routine” proposals, unless they have received voting instructions from the beneficial owner. The election of directors, Say-on-Pay Proposal, and the adoption of the 2022 Omnibus Equity Incentive Plan are considered “non-routine” proposals. This means that brokers and other firms must obtain voting instructions from the beneficial owner to vote on these matters; otherwise they will not be able to cast a vote for these “non-routine” proposals. If your shares are held in the name of a broker, bank or other nominee, please follow their voting instructions so you can instruct your broker on how to vote your shares.

Attendance at Virtual Annual Meeting

We will host the Annual Meeting live online, via Internet webcast. You may attend the Annual Meeting virtually by visiting https://web.lumiagm.com/258932038. The webcast will start at 11:00 A.M., C.T., on April 13, 2022.

To virtually attend the Annual Meeting please go to https://web.lumiagm.com/258932038. You have the option to log in to the virtual Annual Meeting as a “Stockholder” with a control number” or as a “Guest.” The password for the meeting is track2022. If you are not a stockholder of record, but hold shares through an intermediary, such as a bank or broker, trustee or nominee (sometimes referred to as holding in “street name”), you may attend the meeting as “Guest” by entering your name and email address. As a Guest, you will have access to the meeting materials, but you will not be able to vote during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, and you desire to vote during the Annual Meeting, you must register in advance to virtually attend the Annual Meeting as a Stockholder. To register to attend the virtual Annual Meeting as a Stockholder, you must provide proof of beneficial ownership as of the Record Date, such as an account statement, legal proxy from your broker, or similar evidence of ownership along with your name and email address to proxy@astfinancial.com. Requests for Annual Meeting registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. E.T., on April 6, 2022. You will receive a confirmation of your virtual Annual Meeting registration by email after our transfer agent receives your registration materials. Requests for registration should be directed by email to proxy@astfinancial.com. You will receive a confirmation email of your Annual Meeting registration and will receive a control number to enter the meeting as a Stockholder. Whether you virtually attend the Annual Meeting as a Stockholder or as a Guest, please allow yourself ample time for the online check-in procedures.

Revocation of Proxies

Stockholders of record can revoke their proxies at any time before they are exercised in any one of three ways:

●	by voting at the virtual Annual Meeting;

●	by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

●	by submitting another proxy bearing a later date that is properly executed prior to or at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either virtually or by proxy, of holders of a majority of the outstanding shares of our Common Stock entitled to vote will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Vote Required for Approval

Proposal No. 1: Election of Directors. Directors are elected by a plurality vote. This means the director nominees who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Proposal No. 2: Advisory Vote to Approve Executive Compensation. The affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter, is necessary to approve, on an advisory basis, the compensation paid to our named executive officers. This advisory vote is not binding on us, our Board of Directors, or management. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  Broker non-votes will have no effect on the outcome of the vote for this Proposal.

Proposal No. 3: Adoption of the 2022 Omnibus Equity Incentive Plan. The affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter, is necessary to approve the adoption of the 2022 Omnibus Equity Incentive Plan.  A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal. Broker non-votes will have no effect on the outcome of the vote for this Proposal.

Proposal No. 4: Ratification of Appointment of Auditors. The affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter, is necessary to ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2022. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or other nominee will generally have discretionary authority to vote on this Proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal. However, any broker non-votes received will have no effect on the outcome of this Proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, our Annual Report, the proxy and any additional solicitation materials furnished to our stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Certificate of Incorporation provides that the number of directors that constitute our entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of our entire Board. A director elected by our Board of Directors to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is duly elected and qualified. Our Board of Directors has nominated the following three individuals for election to our Board of Directors at the Annual Meeting: Guy Dubois, Karen Macleod and Karim Sehnaoui.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next Annual Meeting of Stockholders or until their successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee designated by the proxy holders or by our present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and our Board of Directors may be reduced accordingly. Our Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Required Vote

Directors are elected by a plurality vote. This means that the nominees for directors who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Board of Directors Recommendation

Our Board of Directors recommends a vote “FOR” the election of each nominee set forth below.

Nominee Biographies

Following are the names and ages of each nominee for election as a director, the principal occupation of each, the year in which each was first elected or nominated as a director of the Company (if applicable), the business experience of each nominee for at least the past five years, and certain other information concerning each of the nominees.

Name	Served as Director Since	Age	Principal Business Experience

Guy Dubois	2012	63

Mr. Dubois was appointed as a director in December 2012 and has served as Chair of the Board since February 2013. In addition, Mr. Dubois previously served as our Chief Executive Officer from September 2016 to December 2017. Mr. Dubois is the Founder and Chairman of Singapore-based Tetra House Pte. Ltd., a provider of bespoke consulting and advisory services out of Singapore. He is co-founder of Circo3, a regulated capital arrangement company with a platform approach to the investor capital raising business. Mr. Dubois is a former director and Chief Executive Officer of Gategroup AG, and previously held various executive leadership roles at Gate Gourmet Holding LLC. Mr. Dubois has held executive management positions at Roche Vitamins Inc. in New Jersey, as well as regional management roles in that firm’s Asia Pacific operations. Mr. Dubois also served the European Organization for Nuclear Research (CERN) team in Switzerland in various roles, including as its Treasurer and Chief Accountant. Additionally, Mr. Dubois worked with IBM in Sweden as Product Support Specialist for Financial Applications. A Belgian citizen, Mr. Dubois holds a degree in Financial Science and Accountancy from the Limburg Business School in Diepenbeek, Belgium.

In considering Mr. Dubois as a director of the Company, the Board reviewed his extensive financial and management expertise and experience. In addition, Mr. Dubois’ public company senior management and board experience, and the leadership he has shown in his positions with prior companies, were considered important factors in the determination of the current Board, as well as the fact that he served as the Company’s Chief Executive Officer for approximately a year.

Karen Macleod	2016	58

Ms. Macleod was appointed as a director in January 2016 and currently serves as North America Market Leader - Interim Services Korn Ferry. Prior to that she was Chief Executive Officer of Arete Group LLC, a professional services firm. Ms. Macleod currently serves on the Board of Cyngn, Inc and is Chair of the Compensation Committee and additionally serves on the Board of the Lakeland Hills YMCA. Prior to Arete Group, Ms. Macleod was President of Tatum LLC, a New York-based professional services firm owned by Randstad, from 2011 to 2014, and was a co-founder of Resources Connection (NASDAQ: RECN), now known as RGP, a multinational professional services firm founded as a division of Deloitte in June 1996. Ms. Macleod served in several positions for RGP, including as a director from 1999 to 2009 and President, North America from 2004 to 2009. Prior to RGP, Ms. Macleod held several positions in the Audit Department of Deloitte from 1985 to 1994. Ms. Macleod served as a director for A-Connect (Schweiz) AG, a privately held, Swiss-based global professional services firm, from 2014 to 2016, and was a director for Overland Solutions from 2006 to 2013. She additionally served as a director on the Board of the FWA (Financial Women’s Association) in New York and was a member of their Audit Committee from 2018-2021. Ms. Macleod holds a Bachelor of Science in Business/Managerial Economics from the University of California, Santa Barbara.

In considering Ms. Macleod’s nomination, our Board believes Ms. Macleod’s senior public company leadership experience along with her finance and accounting background are important to the ongoing growth of the Company and corporate governance excellence.

Karim Sehnaoui	2018	43

Karim Sehnaoui was appointed as a director in February 2018. Mr. Sehnaoui is an entrepreneur and investment professional, who specializes in private equity, venture capital, and corporate finance. Currently Mr. Sehnaoui is Senior Executive Officer and Board Director, ADS Investment Solutions since October 3, 2021. He also serves as Chief Investment Officer of ADS Securities LLC, a position he has held since October 2018, and as a Director of ETS Limited. From 2012 to 2016, Mr. Sehnaoui taught graduate level finance courses as a visiting Assistant Professor at MSB Mediterranean School of Business in Tunisia. Prior to that, Mr. Sehnaoui spent several years in investment banking and private equity, serving as Acting Chief Investment Officer of Abu Dhabi Investment House PJSC and General Manager for Abu Dhabi Investment House S.A., and Business Development Director at Ithmaar Bank. Mr. Sehnaoui holds Bachelor’s and Master’s degrees in Civil Engineering from McGill University in Montreal, Canada, and was a Global Leadership Fellow at the World Economic Forum in Geneva, Switzerland from 2005 to 2007.

The Board’s decision to appoint Mr. Sehnaoui as a director of the Company was made in connection with ETS Limited becoming the Company’s largest shareholder of record. The Board also believes Mr. Sehnaoui’s senior leadership experience, along with his private equity and venture capital background, are important to the ongoing growth of the Company and corporate governance.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise, and has the responsibility to identify, evaluate and recruit qualified candidates to the Board for such nomination or appointment.

Our Board of Directors identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board of Directors. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, the Board considers such factors as it deems appropriate to develop a Board that is diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Board include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the software and/or technology industries, software, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who wishes to suggest a prospective nominee for our Board of Directors may notify the Secretary of the Company in writing with any supporting material the stockholder considers appropriate. Nominees suggested by stockholders are considered in the same way as nominees suggested from other sources.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. Information required by our Bylaws to be in the notice include: the name, contact information and share ownership information for the candidate and the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its related rules and regulations. Our Board of Directors may also require any proposed nominee to furnish such other information as may reasonably be required by the Board to determine the eligibility of such proposed nominee to serve as director of the Company. The recommendation should be sent to: Secretary, Track Group, Inc., 200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Board Meetings

Directors are generally elected for a term of one year until the next annual meeting of stockholders and until their successors have been elected or appointed and duly qualified. Vacancies on the Board which are created by the retirement, resignation or removal of a director, may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his/her successor is elected and qualified.

The Board is elected by and is accountable to our stockholders. The Board establishes policy and provides strategic direction, oversight, and control. The Board met 12 times during the year ended September 30, 2021 and incumbent directors attended approximately 92% of the aggregate number of meetings of the Board.

Board Committees and Charters

Prior to May 31, 2018, the Board had three standing committees which consisted of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Due to the resignations of certain former directors during 2018 as previously disclosed by the Company and the current size of the Board, these committees are no longer active. Instead, the full Board administers the duties of each of these committees and will likely do so for the foreseeable future.

Audit Committee

Prior to May 31, 2018, we had a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary duties of the Audit Committee were to oversee (i) management’s conduct related to our financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing our systems of internal accounting and financial controls, (ii) our independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the engagement and performance of our independent auditors. The Audit Committee assisted the Board in providing oversight of our financial and related activities, including capital market transactions. The Audit Committee has a charter, a copy of which is available on our website at www.trackgrp.com.

Currently, the entire Board serves in the capacity as an Audit Committee with Ms. Macleod also serving as Committee Chair. With the exception of Mr. Sehnaoui, each member of the Audit Committee, satisfy, as determined by the full Board, the definition of independent director as established in the OTC Rules and all members are financially literate. In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board designated Ms. Macleod as the Audit Committee’s “audit committee financial expert” as defined by the applicable regulations promulgated by the SEC. The Audit Committee met with our Chief Financial Officer and with our independent registered public accounting firm and evaluated the responses by the Chief Financial Officer, both to the facts presented and to the judgments made by our independent registered public accounting firm.

Our full Board reviewed and discussed the matters required by United States auditing standards required by the Public Company Accounting Oversight Board (the “PCAOB”) and our audited financial statements for the fiscal year ended September 30, 2021 with management and our independent registered public accounting firm. Our Board received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and our Board discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Compensation Committee

We currently do not have a compensation committee of the Board or a committee performing similar functions. It is the view of the Board that it is appropriate for us not to have such a committee because of our size and because the Board participates in the consideration of executive compensation. As such, the entire Board has the responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to stockholders. The Board monitors the results of such policy to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance stockholder value, rewards superior performance, and is justified by the returns available to stockholders. The Board also has the ability to retain outside benefit consultants to assess compensation policies and adjust as recommended.

Additionally, the Board administers compensation plans in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). None of our executive officers served as a director or member of the compensation committee of any entity that has one or more executive officers serving on our Board.

Nominating and Corporate Governance Committee

We do not have a nominating committee. Our Board selects individuals to stand for election as members of the Board and does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. Our Board has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when it considers a nominee for a position on the Board. As such, the entire Board has the responsibility for identifying and recommending candidates to fill vacant and newly created Board positions, setting corporate governance guidelines regarding director qualifications and responsibilities, and planning for senior management succession.

Currently, our full Board is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board, and recommend director candidates to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board, elect a new director to fill such vacancy. If stockholders wish to recommend candidates directly to our Board, they may do so by communicating directly with our Secretary at the address specified on the cover of this annual report. There has not been any change to the procedures that our stockholders may recommend nominees to our Board.

Independent Directors

The Board has determined that Mr. Dubois and Ms. Macleod are currently the Company’s independent directors as defined by the rules and regulations of the OTC Markets. Mr. Dubois and Ms. Macleod meet the independence standards established by the OTC Markets and the U.S. Securities and Exchange Commission (the “SEC”). In addition, the Board has determined that of its current directors, Ms. Macleod satisfies the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities that are greater than those generally imposed as members of the Board, and the designation as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Board.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Board from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Our Board of Directors meets privately in executive sessions with representatives of the Company’s independent registered public accountants. Our Board or Directors also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

Indemnification of Officers and Directors

As permitted by Delaware law, the Company will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during fiscal year 2021 and that such filings were timely.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics (the “Code”) that applies to our officers, directors and employees. This Code contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. A copy of our Code is available online at www.trackgrp.com. Any amendments to or waivers from a provision of our Code that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and that relates to any element of the Code will be made available to the public at the aforementioned website.

Board Leadership Structure

In addition to Messrs. Cassell and Dubois’ leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to: Secretary, Track Group, Inc., 200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program achieves this goal and is strongly aligned with the long-term interests of our stockholders.

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our stockholders for an advisory vote on the compensation of our named executive officers. This Proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Accordingly, the following resolution is submitted for stockholders for approval:

RESOLVED, that the stockholders of Track Group, Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting, to be held on April 13, 2022, pursuant to Item 402 of Regulation S-K, the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.

As an advisory vote, this Proposal is not binding. However, our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Required Vote

The approval of this non-binding matter, advisory resolution requires the affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  Broker non-votes will have no effect on the outcome of the vote for this Proposal.

Board of Directors Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to our named executive officers.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board of Directors on an annual basis and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of our current executive officers.

Name	Age	Position
Derek Cassell	48	Chief Executive Officer
Peter K. Poli	60	Chief Financial Officer
Matthew Swando	46	Chief Revenue Officer

Derek Cassell joined the Company in June 2014 through the strategic acquisition of Emerge Monitoring, at which time he was appointed Divisional President, Americas. Mr. Cassell was appointed to serve as our President in December 2016 and was promoted to the role of Chief Executive Officer effective January 1, 2018. From September 2008 until June 2014, Mr. Cassell served as an Executive Vice President of Emerge Monitoring, which was part of the Bankers Surety Team. Mr. Cassell has over 20 years of experience providing correctional solutions to the criminal justice industry. His previous positions include Director of Operations for ADT Correctional Services, Director of Customer Support for G4S Justice Services, and National Sales and Marketing Manager for ElmoTech Inc. He holds a Criminal Justice Degree from Henry Ford College in Dearborn Heights, Michigan.

Peter K. Poli has served as our Chief Financial Officer since January 2017. In addition, he has served as the Chief Financial Officer and Treasurer of Emerge Monitoring, Inc., Secretary and Treasurer of Track Group – Puerto Rico, Inc., Secretary of Track Group Analytics, Limited and Manager of Emerge Monitoring LLC, all of which are subsidiaries of the Company, since May 2017. Before joining the Company, Mr. Poli served as the Chief Financial Officer of Grand Banks Yachts Limited from August 18, 2004 through December 31, 2015. In addition, he served as an Executive Director of Grand Banks Yachts from March 31, 2008 through October 28, 2015. Prior to his time with Grand Banks Yachts Limited, Mr. Poli served as the Chief Financial Officer for Acumen Fund Inc., I-Works Inc., and as Vice President and Chief Financial Officer of FTD.COM. Mr. Poli also spent nine years as an Investment Banker with Dean Witter Reynolds, Inc. and served as the CFO of a wholly-owned subsidiary of Morgan Stanley Dean Witter from 1997 to 1999. In addition, Mr. Poli served as an Independent Director of Leapnet, Inc. from 2000 to 2002. Mr. Poli earned a Bachelor of Arts in Economics and Engineering from Brown University in 1983 and an MBA from Harvard Business School in 1987.

Matthew Swando joined Track Group in 2017 as Vice President of Global Sales continuing a 21-year career in the electronic monitoring and offender supervision market. Prior to joining Track Group, Mr. Swando was employed as a Pretrial Services Investigator for Oakland County, MI; then spent 4 years with ProTech Monitoring, Inc. employed first as a Market Analyst, and later promoted to Regional Sales Manager. In April of 2004, Mr. Swando joined BI, Inc. as a Business Development Executive, Western Regional Sales Manager, National Sales Manager, and later Vice President of Sales overseeing all business development activities, strategy, and staff. In 2014, Mr. Swando was promoted to Divisional Vice President overseeing all divisional operations for BI, Inc. Mr. Swando holds both a B.S. in Criminal Justice from Central Michigan University with an emphasis on alternative corrections, and an M.A. in Criminology from the University of South Florida.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our “named executive officers”.

Summary Compensation Table

The following summary compensation table sets forth the compensation paid to the following persons for our fiscal years ended September 30, 2021 and 2020:

(a)	our principal executive officer;

(b)

our other two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended September 30, 2021 and who had total compensation exceeding $100,000; and

(c)

additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer at the end of the most recently completed financial year (together, the “Named Executive Officers”).

		Salary	Bonus	Stock Awards	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)

Derek Cassell	2021	$287,500	$165,000	$-	$100	$452,600
Chief Executive Officer and Former President	2020	$275,000	$275,000	$-	$-	$550,000

Peter Poli	2021	$262,500	$75,000	$-	$100	$337,600
Chief Financial Officer	2020	$250,000	$125,000	$-	$-	$375,000

Matthew Swando	2021	$226,250	$63,750	$-	$100	$290,100
Chief Revenue Officer	2020	$212,500	$106,250	$-	$-	$318,750

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.

(2)	This column represents the value of holiday gift cards received by employees.

Narrative Disclosure to the Summary Compensation Table

Poli Employment Agreement

On December 12, 2016, the Company entered into a three-year employment agreement with Mr. Poli (the “Poli Employment Agreement”). Under the terms and conditions of the Poli Employment Agreement, Mr. Poli began receiving a base salary equal to $240,000 per annum beginning in January 2017, and received an option to purchase 100,000 shares of the Company’s Common Stock at an exercise price per share equal to the closing price of the Company’s Common Stock on the date approved by the Board. One-half of this option vested on January 1, 2018, and the remaining one-half vested on January 1, 2019. If the Company terminates Mr. Poli’s employment as a result of an involuntary termination, he would receive an amount equal to 12 months base salary, plus any annual bonus deemed to be vested and earned as well as certain COBRA benefits.

An amendment to the Poli Employment Agreement was approved at a Board meeting on December 13, 2017, and such amendment was executed on January 3, 2018. Pursuant to the terms of the Poli Agreement, as amended (the “Poli Amendment”), effective January 1, 2018, Mr. Poli’s employment was extended three years, and shall automatically renew for successive one-year periods thereafter unless either party provides the other with notice of its intent not to renew the Poli Agreement at least six months prior to termination. In addition, the Poli Amendment provides: (i) an increase in Mr. Poli’s base salary to $250,000 per year; (ii) the issuance of 150,000 unregistered restricted shares of the Company’s Common Stock, which shall vest annually in increments of 50,000 beginning January 1, 2018; and (iii) in the event of a change of control, Mr. Poli shall be entitled to a cash payment equal to one year’s salary, plus all restricted stock, warrants and options previously issued to Mr. Poli shall become immediately vested and exercisable.

The Poli Amendment renewed effective January 1, 2021 and on February 23, 2021 the Board of Directors approved an increase in Mr. Poli’s base salary to $275,000 per year effective March 21, 2021. In the event of a change of control, Mr. Poli shall be entitled to a cash payment equal to one year’s salary, plus all restricted stock, warrants and options previously issued to Mr. Poli shall become immediately vested and exercisable.

Cassell Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Mr. Cassell, which was subsequently amended on February 13, 2017 (the “Cassell Employment Agreement”). Under the terms and conditions of the Cassell Employment Agreement, Mr. Cassell received a base salary equal to $240,000 per annum, and received 60,000 unregistered restricted shares of the Company’s Common Stock. One-half of these shares vested immediately upon issuance, and the remaining one-half vested on March 30, 2018. If the Company terminates Mr. Cassel’s employment as a result of an involuntary termination, he would receive an amount equal to 12 months base salary, plus any annual bonus deemed to be vested and earned as well as certain COBRA benefits.

A second amendment to the Cassell Employment Agreement was approved at a Board meeting held on December 13, 2017, and such amendment was executed on January 4, 2018. Under the terms of the Cassell Agreement, as amended (the “Second Cassell Amendment”), effective January 1, 2018, Mr. Cassell was promoted from President to Chief Executive Officer of the Company, a position which he shall hold until December 31, 2020, unless earlier terminated or extended. Should Mr. Cassell elect to voluntarily terminate his employment with the Company, he must provide written notice of his intent to do so at least 180 days prior to terminating his employment. In addition, the Second Cassell Amendment provides: (i) an increase in Mr. Cassell’s base salary to $275,000 per year; (ii) an increase, to 100% of his base salary, in his annual bonus effective for bonus plan year 2018 and thereafter; (iii) the issuance of 300,000 unregistered restricted shares of the Company’s Common Stock, which shall vest annually in increments of 100,000 beginning January 1, 2018; and (iv) in the event of a change of control, Mr. Cassell shall be entitled to a cash payment equal to one year’s salary, plus all restricted stock, warrants and options previously issued to Mr. Cassell shall become immediately vested and exercisable.

A third amendment to the Cassell Employment Agreement was approved at a Board meeting held on December 18, 2020, and such amendment was executed on December 21, 2020 (the “Third Cassell Amendment”). Under the terms of the Third Cassell Amendment, effective January 1, 2021, Mr. Cassell’s employment was extended one year and on February 23, 2021, the Board of Directors approved an increase in Mr. Cassell’s base salary to $300,000 per year effective March 21, 2021. In the event of a change of control, Mr. Cassell shall be entitled to a cash payment equal to one year’s salary, plus all restricted stock, warrants and options previously issued to Mr. Cassell shall become immediately vested and exercisable.

A fourth amendment to the Cassell Employment Agreement was approved at a Board meeting held on December 15, 2021 (the “Fourth Cassell Amendment”). Under the terms of the Fourth Cassell Amendment, Mr. Cassell’s employment will continue in effect until terminated by either party in accordance with the terms established under the Cassell Employment Agreement.

Swando Employment Agreement

On December 6, 2016, the Company entered into an employment agreement with Mr. Swando (the “Swando Employment Agreement”). Under the terms and conditions of the Swando Employment Agreement, Mr. Swando received a base salary equal to $185,000 per annum, and received a one-time grant of 25,000 registered shares of the Company’s Common Stock. One-half of these shares vested April 23, 2017, and the remaining one-half vested April 23, 2018. If the Company terminates Mr. Swando’s employment as a result of an involuntary termination, he would receive an amount equal to 6 months base salary, plus any annual bonus deemed to be vested and earned as well as certain COBRA benefits.

A first amendment to the Swando Employment Agreement was executed on April 23, 2018. Under the terms of the Swando Employment, as amended (the “First Swando Amendment”), effective April 23, 2018, (i) Mr. Swando’s base annual salary was increased to $205,000, and (ii) in the event of a change of control, Mr. Swando shall be entitled to a cash payment equal to 6 months of his base annual salary, plus all restricted stock, warrants and options previously issued to Mr. Swando shall become immediately vested and exercisable, and (iii) for the purposes of any severance payment, the target bonus shall be deemed to be vested and earned.

A second amendment to the Swando Employment Agreement was executed on January 15, 2022 (the “Second Swando Amendment”). Under the terms of the Second Swando Amendment, Mr. Swando was promoted to Chief Revenue Officer. Mr. Swando’s base salary was increased to $275,000 per calendar year, and Mr. Swando’s bonus target level was set at fifty percent of his new base salary. Additionally, in the event of a change of control, Mr. Swando shall be entitled to a cash payment equal to one year’s salary, plus all restricted stock, warrants and options previously issued to Mr. Swando shall become immediately vested and exercisable. Subject to the approval of the Company’s proposed 2022 Omnibus Equity Incentive Plan (“the Plan”) by the Board of Directors and the Company’s stockholders, Mr. Swando shall be entitled to a one-time grant of 185,000 share of common stock of the Company, subject to the terms and conditions of the Plan as approved.

Outstanding Equity Awards at September 30, 2021

There are no outstanding shares, stock option awards and warrants held by each of the Named Executive Officers as of September 30, 2021.

Compensation Risks Assessment

As required by rules adopted by the SEC, management has assessed our compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on us. In doing so, management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, we have determined that our compensation policies and practices do not create risks that are reasonably likely to have material adverse effects.

DIRECTOR COMPENSATION

During the fiscal year ended September 30, 2021, each of our non-employee directors received $25,000 per quarter for serving on the Board, which fees were payable in cash. The members of the Board are also eligible for reimbursement of their expenses incurred in attending Board meetings in accordance with our policies.

The following table sets forth the compensation awarded to, earned by, or paid to each non-employee director having served during the fiscal year ended September 30, 2021:

	Stock Awards	Warrant Awards	Cash		Total Fees Earned
Name	($)	($)	$	($)	($)

Guy Dubois	$-	$-		$100,000	$100,000
Karen Macleod	$-	$-		$100,000	$100,000
Karim Sehnaoui	$-	$-		$100,000	$100,000

Director Warrants

The following table lists the warrants to purchase shares of Common Stock held by each of our non-employee directors as of February 14, 2022, all of which were granted in connection with their services as directors:

				Number of	Compensation
Name	Grant Date	Expiration Date	Exercise price	warrants	Expense
Guy Dubois (1)	4/16/2013	4/14/2022	$1.24	64,665	$285,003
	7/1/2013	6/30/2022	$1.24	4,083	$23,640
	10/1/2013	9/30/2022	$1.24	2,280	$17,982
	1/2/2014	12/31/2023	$1.24	2,344	$12,014
	4/1/2014	3/31/2023	$1.24	2,432	$8,684
	6/3/2014	6/2/2023	$1.24	51,576	$300,326
	7/1/2014	6/30/2023	$1.24	2,647	$7,270
	4/20/2015	4/20/2022	$1.24	8,868	$27,464
	8/14/2015	8/14/2022	$1.24	113,310	$300,000
	10/1/2015	9/30/2022	$1.24	8,571	$25,114
	10/15/2015	10/14/2022	$1.24	12,676	$25,859
	1/15/2016	1/15/2023	$1.24	15,126	$45,008
	4/1/2016	3/31/2023	$1.24	14,286	$47,572
	7/1/2016	6/30/2023	$1.24	18,000	$53,454
Karen Macleod	7/1/2016	6/30/2023	$1.24	9,000	$37,154
	4/1/2017	3/31/2022	$1.15	12,195	$25,000

(1)

Mr. Dubois served as the Company’s Chief Executive Officer from September 2016 until December 31, 2017. Effective January 1, 2018 he resigned from such position but continues to serve as Chair of the Board.

PROPOSAL 3

APPROVAL OF THE 2022 OMNIBUS EQUITY INCENTIVE PLAN

General

On February 16, 2022, our Board of Directors unanimously approved the 2022 Omnibus Equity Incentive Plan (the “2022 Plan”), a copy of which is attached hereto as Annex A. subject to stockholder approval.

If approved at the Annual Meeting, our 2022 Plan will supersede and replace the Company’s 2012 Equity Compensation Plan (the “2012 Plan”) and no new awards will be granted under the 2012 Plan thereafter. Any awards outstanding under the 2012 Plan on the date of approval of the 2022 Plan will remain subject to the 2022 Plan. Upon approval of our 2022 Plan, all shares of Common Stock remaining authorized and available for issuance under the 2012 Plan and any shares subject to outstanding awards under the 2012 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2022 Plan.

Nature and Purposes of the 2022 Plan

The purposes of the 2022 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2022 Plan also will allow us to promote greater ownership in our Company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Awards granted under the 2022 Plan are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

Key Features

The following features of the 2022 Plan are intended to align the interests of our grantees receiving awards under the 2022 Plan with the interest of our stockholders:

●	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (“SAR”) is ten years.

●

No repricing or grant of discounted stock options. The 2022 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2022 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

●

No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

●

Minimum vesting requirements. The 2022 Plan includes minimum vesting requirements. No equity-based awards may vest earlier than six months after grant. This requirement does not apply to any (i) substitute awards resulting from acquisitions, and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company.  In addition, the minimum vesting requirement does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any award in cases of  death or disability.

●	No Single-Trigger Acceleration. Under the 2022 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

●	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

Summary of the 2022 Plan

The principal features of the 2022 Plan are summarized below. The following summary of the 2022 Plan does not purport to be a complete description of all of the provisions of the 2022 Plan. It is qualified in its entirety by reference to the complete text of the 2022 Plan, which is attached to this Proxy Statement as Appendix A.

Eligibility

Awards may be granted under the 2022 Plan to officers, employees and consultants of our Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our Company or one of our subsidiaries. As of February 14, 2022, approximately 80 individuals were eligible to receive awards under the 2022 Plan, including three non-employee directors.

Administration

The 2022 Plan will be administered by the Compensation Committee of the Board of Directors, or in absence of a Compensation Committee, by the Board of Directors. The Compensation Committee, or Board of Directors, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

Number of Authorized Shares

A total of 500,000 shares of Common Stock are authorized for issuance under the 2022 Plan, which represents approximately 3.5% of the fully diluted shares of Common Stock outstanding on the Record Date. In addition, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2022 Plan. Up to 500,000 shares may be granted under the 2022 Plan as incentive stock options under Section 422 of the Code. The shares of Common Stock issuable under the 2022 Plan will consist of authorized and unissued shares, treasury shares, and shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2022 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2022 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2022 Plan:

●	the payment in cash of dividends or dividend equivalents under any outstanding award;

●	any award that is settled in cash rather than by issuance of shares of common stock; and

●	any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of Common Stock available for grant under the 2022 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of Common Stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2022 Plan.

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2022 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The 2022 Plan permits the granting of any or all of the following types of awards:

●

Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. (The fair market value of a share of our Common Stock as of the Record Date was $1.25 per share.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●

Stock Appreciation Rights. The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2022 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2022 Plan and any other terms and conditions determined by the Compensation Committee.

●

Performance Awards. The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Minimum Vesting Requirements

No equity-based awards granted under the 2022 Plan shall vest earlier than six months from the date the award is granted, excluding, for this purpose, any (i) substitute awards, and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company. The foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award in cases of death or disability.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to:

●

lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2022 Plan, such as stock splits;

●	take any other action that is treated as a repricing under generally accepted accounting principles; or

●

cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Claw Back

All cash and equity awards granted under the 2022 Plan will be subject to claw back, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company claw back or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a change in control of the Company, and the grantee’s employment with the Company is involuntarily terminated within six months of the date of consummation of such change in control (an “Involuntary Termination”), the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. Notwithstanding the foregoing, in the event of a change in control of the Company, which change in control results in the Company ceasing to be a reporting company under the Exchange Act, or such successor corporation is not a reporting company under the Exchange Act, as the case may be, the Compensation Committee may, in its discretion, accelerate the time period relating to the exercise or vesting of the award notwithstanding the fact that an Involuntary Termination has not occurred. “Change in control” is defined under the 2022 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2022 Plan

Unless earlier terminated by the Board of Directors, the 2022 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2022 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2022 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2022 Plan and the benefits or amounts that would have been received by or allocated to participants under the 2022 Plan for the year ended December 31, 2021 if the 2022 Plan were then in effect, as described in the federal proxy rules, are not provided, because, except as noted below, all awards made under the 2022 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2022 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2022 Plan generally are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2022 Plan generally applicable to us and to participants in the 2022 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A. We intend that awards granted under the 2022 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2022 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2022 Plan until all tax withholding obligations are satisfied.

Required Vote

The approval of the 2022 Plan requires the affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  Broker non-votes will have no effect on the outcome of the vote for this Proposal.

Board of Directors Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the resolution above, approving the adoption of the 2022 Plan.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF

EIDE BAILLY, LLP TO SERVE AS OUR

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Our Board of Directors has appointed Eide Bailly, LLP (“Eide Bailly”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

Our Board of Directors may terminate the appointment of Eide Bailly as our independent registered public accounting firm without the approval of the stockholders whenever our Board of Directors deems such termination necessary or appropriate.

Representatives of Eide Bailly will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following table presents approximate aggregate fees and other expenses for professional services rendered by Eide Bailly, our independent registered public accounting firm, for the audit of our annual financial statements for the years ended September 30, 2021 and 2020, and fees and other expenses for other services rendered during those periods.

	2021	2020

Audit Fees (1)	$183,000	$189,672
Audit-Related Fees (2)	$-	$8,644
Tax Fees (3)	$10,700	$22,000
All Other Fees (4)	$11,500	$13,250
Total	$205,200	$233,566

(1)

Audit services in 2021 and 2020 consisted of the audit of our annual consolidated financial statements, and other services related to filings and registration statements filed by us and our subsidiaries, and other pertinent matters. Eide Bailly has served as our independent registered public accounting firm since September 24, 2013.

(2)	Audit-related fees consisted of travel costs related to our annual audit.

(3)	For permissible professional services related to income tax return preparation and compliance.

(4)	All other fees are related to the audit of the 401(k) financial statements.

Audit Committee Pre-Approval Policies and Procedures

Prior to May 31, 2018, our former Audit Committee had, and subsequent to such date our entire Board of Directors has, established pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Eide Bailly in fiscal 2018 and the full Board of Directors approved the foregoing audit and permissible non-audit services provided by Eide Bailly in fiscal 2020. Such procedures govern the ways in which the Audit Committee pre-approved, and the full Board of Directors now pre-approves, audit and various categories of non-audit services that the auditor provides to the Company. Services that have not received pre-approval must receive specific approval of the full Board for fiscal 2021.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

Auditor Independence

Our Audit Committee and the full Board of Directors considered that the work done for us in fiscal year 2021 and 2020, respectively, by Eide Bailly was compatible with maintaining Eide Bailly’s independence.

Report of the Audit Committee of the Board of Directors

Date: February 16, 2022

The full Board, serving in the capacity of the Company’s Audit Committee, has reviewed and discussed with management and Eide Bailly, LLP, our independent registered public accounting firm, the audited consolidated financial statements in the Track Group, Inc. Annual Report on Form 10-K for the year ended September 30, 2021. The Board has also discussed with Eide Bailly, LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

Eide Bailly, LLP also provided the Board with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Board concerning independence. The Board has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Board determined that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended September 30, 2021.

Respectfully Submitted, Karen Macleod, Committee Chair Guy Dubois Karim Sehnaoui

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Required Vote

The affirmative vote of a majority of shares present in person, by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the matter is necessary to ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2022. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or other nominee will generally have discretionary authority to vote on this Proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal. However, any broker non-votes received will have no effect on the outcome of this Proposal.

Board of Directors Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Eide Bailly, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table presents information regarding beneficial ownership as of February 14, 2022 (the “Table Date”), of our Common Stock by (i) each stockholder known to us to be the beneficial owner of more than five percent of our Common Stock; (ii) each of our Named Executive Officers serving as of the Table Date; (iii) each of our directors serving as of the Table Date; and (iv) all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all securities they beneficially own. As of the Table Date, the applicable percentage ownership is based on 11,541,452 shares of our Common Stock issued and outstanding.

Beneficial ownership representing less than one percent of the issued and outstanding shares of a class is denoted with an asterisk (“*”). Holders of Common Stock are entitled to one vote per share.

	Common Stock
	Shares	%
Name and Address of Beneficial Owner (1)
5% Beneficial Owners:
ETS Limited (2)	4,871,745	42.2%
Safety Invest S.A., Compartment Secure I (3)	1,740,697	15.1%

Directors and Named Executive Officers:
Guy Dubois (4)	643,478	5.6%
Karen Macleod (5)	94,939	0.8%
Karim Sehnaoui (6)	14,021	0.1%
Derek Cassell (7)	317,209	2.8%
Peter Poli (8)	187,241	1.6%
Matthew Swando (9)	20,340	0.2%
All directors and executive officers as a group (6 persons)	1,277,228	11.1%

(1)	Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563.

(2)

Address is c/o Mourant Ozannes Corporate Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands. Holding information is based on Amendment No. 2 to Schedule 13D filed by ADS Securities LLC on February 9, 2018.

(3)

Secure I is a compartment of Safety Invest S.A. (“Safety”), a company established under the Luxembourg Securitization Law and incorporated as a “société anonyme” under the laws of the Grand Duchy of Luxembourg whose principal business is to enter into one or more securitization transactions. Holding information is based on Schedule 13D filed on March 20, 2019.

(4)	Holdings consist of 322,614 shares of Common Stock owned of record and 320,864 shares of Common Stock issuable upon exercise of stock purchase warrants.

(5)	Holdings includes 73,744 shares of Common Stock owned of record and 21,195 shares of Common Stock issuable upon exercise of stock purchase warrants.

(6)	Holdings include 14,021 shares of Common Stock owned of record.

(7)	Holdings include 317,209 shares of Common Stock owned of record.

(8)	Holdings include 187,241 shares of Common Stock owned of record.

(9)	Holdings include 20,340 shares of Common Stock owned of record.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of September 30, 2021 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	430,511	(1)	$1.77	27,218	(2)

Equity compensation plans not approved by security holders	-		-	-
Total	430,511		$1.77	27,218

(1)	Consists of shares of our Common Stock issuable upon exercise of outstanding options issued under the 2012 Plan.

(2)	Consists of shares of our Common Stock reserved for future issuance under the 2012 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

ETS Limited is currently the beneficial owner of 4,871,745 shares of the Company's Common Stock (“Track Group Shares”) held by ADS Securities LLC (“ADS”), under an agreement dated September 28, 2017, pursuant to which ADS transferred all of the Track Group Shares to ETS Limited in exchange for all of the outstanding shares of ETS Limited. A Director of ETS Limited was elected to the Company's Board of Directors on February 7, 2018.

On September 8, 2020, the Company received a letter from ADS informing the Company that ADS had been assigned the right to payment under that certain Loan Facility dated September 14, 2015, by and between Sapinda Asia Limited and the Company (the “Sapinda Loan Agreement”). On September 30, 2020, the Company and ADS settled the outstanding amount due under the Sapinda Loan Agreement for $2.7 million. The Company recorded a gain of approximately $0.7 million during the fiscal year ended September 30, 2020.

Each of the foregoing related-party transactions was reviewed and approved by disinterested and independent members of the Company’s Board of Directors.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our principal executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal not included in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

PAYMENT OF COSTS

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by proxy solicitors, directors, officers and other employees of the Company by personal interview, telephone, facsimile or other means. No additional compensation will be paid to directors, officers or employees of the Company for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of its Common Stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company, Attn: Investor Relations Department, 200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563, or by calling (877) 260-2010. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies solicited by this Proxy Statement, if validly signed, dated and returned to the Company, will be voted in accordance with the judgment of the persons holding the proxies.

Whether or not you intend to be present at the Annual Meeting, the Company urges you to return your signed proxy promptly.

By Order of the Board of Directors,
February 24, 2022
/s/ Guy Dubois Guy Dubois
Chairman

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 has been mailed with this Proxy Statement. The Company will provide copies of exhibits to that report, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 200 E. 5th Avenue, Suite 100, Naperville, Illinois 60563, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of February 14, 2022, the stockholder was entitled to vote at the Annual Meeting.

Copies of the Annual Report on Form 10-K and the exhibits thereto may also be obtained through the SEC’s web site at www.sec.gov and at: http://www.astproxyportal.com/ast/18188.

ANNEX A

TRACK GROUP, INC.

2022 OMNIBUS EQUITY INCENTIVE PLAN

Track Group, Inc., a Delaware corporation, sets forth herein the terms of its 2022 Omnibus Equity Incentive Plan, as follows:

1.         PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business operations, prospects and results of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  On the Effective Date, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.         DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 2.8.

2.9      “Company” means Track Group, Inc., a Delaware corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.0001 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means [ ], 2022, the date the Plan was approved by the Company’s stockholders.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this Track Group, Inc. 2022 Omnibus Equity Incentive Plan, as amended from time to time.

2.26    “Predecessor Plan” means the Track Group, Inc. 2012 Equity Compensation Plan.

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.         ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  subject to Section 16.13, amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.3       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no equity-based Awards granted under the Plan shall vest earlier than six months from the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company; and, provided, however, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death or disability.

3.4       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.         STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 500,000.  In addition, shares of Common Stock authorized and available for issuance under the Predecessor Plan on the Effective Date and/or underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2       Share Counting

4.2.1              General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2              Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3              Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4              Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5              Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.2.6         Director Limit

Notwithstanding any provision to the contrary in the Plan, the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $100,000 (the “Director Limit”). The Committee may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

5.         EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.         AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 16.13, Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.         AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.         TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein, or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.         TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3      Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)    the number of shares of Stock with respect to which the SAR is exercised.

10.         TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.         FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by (i) delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3; or (ii) by reducing the number of shares of Stock being purchased pursuant to such exercise by the number of such shares of Stock having a Fair Market Value equal to the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.         OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-Based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-Based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.         REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the grant or exercise of Awards to executive officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.         EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock (subject to any necessary rounding to comply with Section 409A or Section 422 of the Code with respect to any Incentive Stock Option); provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control

In the event of a Change in Control of the Company, and the Grantee’s employment with the Company is involuntarily terminated within six (6) months of the date of consummation of such Change in Control (an “Involuntary Termination”), the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable. Notwithstanding the foregoing, in the event of a Change in Control of the Company, which Change in Control results in the Company ceasing to be a reporting company under the Exchange Act, or such successor corporation is not a reporting company under the Exchange Act, as the case may be, the Board may, in its discretion, accelerate the time period relating to the exercise or vesting of the Award notwithstanding the fact that an Involuntary Termination has not occurred.

14.3.2            Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger; provided, however, a Change in Control shall not mean any event in which a stockholder of the Company just prior to the consummation of such Change in Control beneficially owns in excess of forty percent of the outstanding securities of the Company and such stockholder immediately after consummation of such Change in Control beneficially owns in excess of fifty percent of the such securities.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.         NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.         TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

16.13 No Repricing. Subject to Section 14.1, the Committee shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or SAR to reduce its exercise price per Share, or (b) cancel any Option or SAR in exchange for cash or another Award when the per share exercise price for such Option or SAR exceeds the Fair Market Value of the underlying shares.

As approved by the Board of Directors on February 16, 2022.

As adopted by the stockholders of Track Group, Inc. on [•], 2022.

ANNUAL MEETING OF SHAREHOLDERS OF

TRACK GROUP, INC.

April 13, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18188

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330330000000001000 9 031822

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Guy Dubois
- ○ Karen Macleod
- ○ Karim Sehnaoui

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Advisory vote to approve the compensation of the Company's named executive officers, as disclosed in the accompanying proxy statement (the "Say-On-Pay" vote).	☐	☐	☐
3. Adoption of the 2022 Omnibus Equity Incentive Plan.	☐	☐	☐
4. Ratification of Appointment of Eide Bailly, LLP, as independent auditors for the fiscal year ending September 30, 2022.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, 3 and 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

TRACK GROUP, INC.

Proxy for Annual Meeting of Shareholders on April 13, 2022

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Derek Cassell and Shaun Callahan, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Track Group, Inc., to be held April 13, 2022 in a virtual meeting format only, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

TRACK GROUP, INC.

April 13, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18188

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330330000000001000 9 031822

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O Guy Dubois
- O Karen Macleod
- O Karim Sehnaoui

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Advisory vote to approve the compensation of the Company's named executive officers, as disclosed in the accompanying proxy statement (the "Say-On-Pay" vote).	☐	☐	☐
3. Adoption of the 2022 Omnibus Equity Incentive Plan.	☐	☐	☐
4. Ratification of Appointment of Eide Bailly, LLP, as independent auditors for the fiscal year ending September 30, 2022.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, 3 and 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.